Exhibit 10.06


                  MODIFICATION AND DOCUMENTATION OF OBLIGATIONS


         THIS MODIFICATION AND DOCUMENTATION OF OBLIGATIONS (this "Modification") is entered into effective the 29th day of September, 2003, by and between ARADYME CORPORATION, a Delaware corporation having its principal place of business at 677 East 700 South, Suite 201, American Fork, Utah 84003 (hereinafter referred to as the "Company"); MERWIN D. RASMUSSEN, an individual residing in Salt Lake County, Utah (hereinafter referred to as "Rasmussen"); and Enviro Fresh, INC., an entity owned and controlled by Rasmussen, on the following:

                                    Premises:

         A. Rasmussen, through Enviro Fresh, provided the Company with a line of credit (the "Line of Credit") on April 15, 2002, in the amount of $200,000. This Line of Credit has been earning interest at the rate of 8% per annum since inception on April 15, 2002, and has been earning a default rate of interest of 15% per annum since April 15, 2003. The total amount due and owing by the Company under the Line of Credit as of September 30, 2003, is approximately $230,000.

         B. As part of the consideration for extending the Line of Credit, the Company agreed to assign to Rasmussen the nonexclusive demand right to all database software developed by the Company. In addition, as part of the collateral for the Line of Credit, the Company agreed to pledge 100,000 shares of stock of Arkona, Inc. Notwithstanding this covenant, the shares of Arkona were not pledged as collateral, but were in fact sold by the Company to cover its ongoing operating expenses.

         C. From time to time, Rasmussen, through Enviro Fresh, has also made additional advances (the "Undocumented Loans") to the Company as follows:

               Date                                              Amount

         April 22, 2003.........................................$10,000
         June 20, 2003.......................................... 25,000
         July 2, 2003...........................................  5,000
         July 25, 2003.......................................... 35,000
                                                                -------
                   Total........................................$75,000
                                                                =======

Each of the foregoing advances bears interest at 8% per annum from the date advanced.

         D. While Enviro Fresh legally has the current right to demand immediate repayment of the principal of and interest on the Line of Credit and the Undocumented Loans, in recognition of the limited financial circumstances of the Company, Enviro Fresh is prepared to grant certain forbearances and to provide other accommodations on the terms and conditions provided in this Modification.

         E. The Company desires to preserve its limited available cash as well as the capital that it may obtain in the future by obtaining the forbearance of Enviro Fresh on the terms set forth in this Modification.

         NOW THEREFORE, upon these premises, which are incorporated herein by reference, and for and in consideration of the mutual promises and covenants hereinafter set forth, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. The Company hereby grants to Rasmussen the right, exercisable by Enviro Fresh at any time between December 1, 2003, and five days after payment in full of the amount due on the Line of Credit, by written notice to the Company, to convert all or any part of the principal of and interest on the Line of Credit, at a conversion price of $0.14 per share, the market price for the common stock on the date of this Modification. Such conversion shall be in full and complete satisfaction of the amount converted. Within five days after the date of conversion, the Company shall deliver to Enviro Fresh one or more certificates, as it may direct, evidencing the shares to be issued hereunder. As evidence of Enviro Fresh's investment intent and acknowledgment of acquiring restricted securities, as that term is defined in Rule 144 promulgated under the Securities Act of 1933, Enviro Fresh's notice of conversion shall be accompanied by an investment letter in the form attached hereto as Exhibit A and incorporated herein by reference. Inasmuch as the Line of Credit is being converted to common stock, there is no longer any need to pledge shares of Arkona, Inc. as security for the Letter of Credit.

         2. Provided that Enviro Fresh converts all of the Line of Credit to common stock of the Company as provided above, if, at any time on or before May 1, 2007, Rasmussen returns to the Company his option to purchase 1,000,000 shares of common stock at $0.416 per share, the Company shall grant to Rasmussen the nonexclusive, royalty-free right to use all of the then-existing, current versions of source code, all then-current versions of all derivative works, and all then-current intellectual properties for his own use and benefit and without the participation of the Company. If the option has been exercised in whole or in part, then, with respect to any shares for which the option has been exercised, Rasmussen shall deliver the number of shares for which the option has been exercised, and the Company shall pay to Rasmussen against such delivery the $0.416 per share exercise price theretofore paid by him.

         3. To evidence the obligations of the Company to repay the Undocumented Loans in the aggregate principal amount of $75,000, contemporaneously with the execution hereof, the Company is executing and delivering to Enviro Fresh the Company's promissory note in the amount of $75,000, which is the aggregate of the principal of such Undocumented Loans as of September 30, 2003, bearing interest at 8% per annum from the date of the respective advance, payable 20 days after demand, and providing for a rate of interest after default of 15% per annum, all as more particularly set forth in the form of promissory note attached hereto as Exhibit B and incorporated herein by reference. As of September 30, 2003, the amount of interest accrued on such Undocumented Loans totaled $1,524.38, which shall be reflected on the books and records of the Company.

         4. This Modification shall be governed by and construed under and in accordance with the laws of the state of Utah, without regard to its governing principles of conflicts of law.

         5. This Modification represents the entire agreement between the parties relating to the subject matter hereof, and no other course of dealing, understanding, employment or other agreement, covenant, representation, or warranty, written or oral, except as set forth herein or in the documents to be delivered in connection with the transactions contemplated hereby, copies of the forms of which are attached hereto as exhibits, shall be of any force or effect. Any previous agreement, arrangement, understanding, or course of dealing is expressly merged into this Modification. No amendment or modification hereof shall be effective until and unless the same shall have been set forth in writing and signed by the parties hereto.

         6. Any notice, demand, request, or other communication permitted or required under this Modification shall be in writing and shall be deemed to have been given as of the date so delivered, if personally served; as of the date so sent, if transmitted by facsimile and receipt is confirmed by the facsimile operator of the recipient; as of the date so sent, if sent by electronic mail and receipt is acknowledged by the recipient; one day after the date so sent, if delivered by overnight courier service; or three days after the date so mailed, if mailed by certified mail, return receipt requested, addressed as follows:

         If to the Company, to:     Aradyme Corporation
                                    Attention:  Corporate Counsel
                                    677 East 700 South, Suite 201
                                    American Fork, Utah 84003
                                    Facsimile:  801-756-9518

         If to Rasmussen, to:       Merwin D. Rasmussen
                                    5722 South 1300 West
                                    Salt Lake City, Utah  84123
                                    Facsimile:  801-964-3484

         If to Enviro Fresh, to:    Enviro Fresh, Inc.
                                    c/o Merwin D. Rasmussen
                                    5722 South 1300 West
                                    Salt Lake City, Utah  84123
                                    Facsimile:  801-964-3484

or such other addresses, facsimile numbers, or electronic mail address as shall be furnished in writing by any party in the manner for giving notices hereunder.

         7. In the event a party commences a legal proceeding to enforce any of the terms of this Modification, the prevailing party in such action shall have the right to recover reasonable attorneys' fees and costs from the other party to be fixed by the court in the same action. The term "legal proceedings" as used above shall be deemed to include appeals from a lower court judgment and it shall include proceedings in the Federal Bankruptcy Court, whether or not they are adversary proceedings or contested matters. The term "prevailing party" as used above in reference to proceedings in the Federal Bankruptcy Court shall be deemed to mean the prevailing party in any adversary proceeding or contested matter, or any other actions taken by the nonbankrupt party that are reasonably necessary to protect its rights under the terms of this Modification.

         8. Each of the parties shall cooperate in good faith and with diligence and dispatch in preparing any additional or confirmatory documents requested by the other in order to effectuate the terms and conditions of this Modification.

         9. This Modification shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10. This Modification may be executed in multiple counterparts of like tenor, and all copies taken together shall be construed as a single instrument.

         IN WITNESS WHEREOF, the parties have executed this Modification effective as of the day and year first written above.

                                                     ARADYME CORPORATION



                                                     By: /s/ James R. Spencer
                                                        ------------------------
                                                         Its CEO

                                                     Enviro Fresh, INC.

                                                     By /s/ Merwin D. Rasmussen
                                                        ------------------------
                                                        MERWIN D. RASMUSSEN
                                                        Its President


                                                        /s/ Merwin D. Rasmussen
                                                        ------------------------
                                                        MERWIN D. RASMUSSEN

Exhibit A


                                INVESTMENT LETTER

                               _____________, 2004



Aradyme Corporation
677 East 700 South, Suite 201
American Fork, Utah 84003

         Re:    Acquisition of Common Stock

Gentlemen:

         In connection with the acquisition by the undersigned of shares of common stock of Aradyme Corporation (the "Securities"), the undersigned represents that the Securities are being acquired without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under Securities Act of 1933, as amended (the "Securities Act"), and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

         In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for the issuance of the Securities, the undersigned represents, acknowledges, and warrants as follows:

         1. The undersigned acknowledges that neither the Securities and Exchange Commission ("SEC") nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring the Securities, and that the transactions contemplated herein involve certain risks.

         2. The undersigned has received and read the Company's periodic reports filed with the SEC since its most recently completed fiscal year, including its most recent annual report on Form 10-K or 10-KSB and its subsequent quarterly reports on Form 10-Q or 10-QSB, as well as any current reports on Form 8-K.

         3. The undersigned has such knowledge and experience in business and financial matters that such party is capable of evaluating the Securities and the Company.

         4. The undersigned has been provided with all materials and information requested by the undersigned or its representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the undersigned has been provided the opportunity for direct communication with the Company and its representatives regarding the transactions contemplated hereby.

         5. All information that the undersigned has provided to the Company or its agents or representatives concerning the undersigned's suitability to hold shares in the Company following the transactions contemplated hereby is complete, accurate, and correct.

         6. The undersigned has not offered or sold any interest in the Securities and has no present intention of dividing the Securities to be received with others or of reselling or otherwise disposing of any portion of such stock or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

         7. The undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the Securities.

         8. As a result of the acquisition of the Securities, the undersigned believes that its financial prospects resulting from its ownership in the Company will not be materially less favorable than its retained ownership in the consideration exchanged for such Securities. The undersigned anticipates no need in the foreseeable future to sell the Securities to be acquired pursuant hereto. The undersigned is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, is able to hold the Securities to be received for an indefinite period.

         9. The undersigned understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act, as well as under certain state statutes, for transactions by an issuer not involving any public offering and that any disposition of the subject Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Securities Act. It is understood that the definition of an "underwriter" focuses on the concept of "distribution" and that any subsequent disposition of the subject Securities can only be effected in transactions that are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when Securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the Securities sufficient to assure that the persons desiring to sell the Securities without registration first bear the economic risk of their investment, and a limitation on the number of Securities that the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in Rule 144 promulgated under the Securities Act. After one year after the date the Securities were last acquired from the issuer or an affiliate of the issuer and are fully paid for as determined in accordance with Rule 144(d), sales of the Securities in reliance on Rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule. After two years from the date the Securities were so last acquired and fully paid for, as determined in accordance with Rule 144(d), they can generally be sold without meeting these conditions, provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

         10. The undersigned acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available; the issuer is under no obligation to register the Securities under the Securities Act or under Section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing; if Rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on Rule 144 in accordance with the terms and conditions of that rule; the issuer is under no obligation to the undersigned to make Rule 144 available, except as may be expressly agreed to by it in writing; in the event Rule 144 is not available, compliance with Regulation A promulgated under the Securities Act or some other disclosure exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; the issuer's registrar and transfer agent will maintain a stop-transfer order against the registration of transfer of the Securities; and the certificate representing the Securities will bear a legend in substantially the following form so restricting the sale of such Securities:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

         11. The issuer may refuse to register transfer of the Securities in the absence of compliance with Rule 144 unless the undersigned furnishes the issuer with a "no-action" or interpretative letter from the SEC or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper; further, unless such letter or opinion states that the Securities are free of any restrictions under the Securities Act, the issuer may refuse to transfer the Securities to any transferee that does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such Securities as set forth herein. The issuer may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

                                                 Very truly yours,

                                                 Enviro Fresh, Inc.


                                                 By
                                                   -----------------------------
                                                   Merwin D. Rasmussen,
                                                   duly authorized officer
                                                   5722 South 1300 West
                                                   Salt Lake City, Utah  84123